UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2008

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	36-2545354
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 21, 2008, Schawk, Inc. (the “Company”) announced that its Board of Directors approved a stock repurchase program for the purchase of up to 2,000,000 shares of the Company’s common stock.  The share repurchases may occur from time to time through open market purchases, privately negotiated transactions or transactions structured through investment banking institutions, as permitted by applicable laws, rules and regulations.  A copy of the press release regarding the Company’s announcement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d).  Exhibits.

Exhibit 99.1	Press release, dated February 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2008	SCHAWK, INC. By: /s/James J. Patterson James J. Patterson Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release, dated February 21, 2008